                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 200549

                                  FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 5, 1996                     Commission file number: 1-6187

                               ALBERTSON'S, INC.
              ------------------------------------------------------
              (Exact name of Registrant as specified in its Charter)

        Delaware                                          82-0184434
- ------------------------                        --------------------------------
(State of Incorporation)                        (Employer Identification Number)

             250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho 83726
             ---------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)

                                (208) 385-6200
                              ------------------
                              (Telephone Number)


                              TABLE OF CONTENTS
                              -----------------

Item                                                                       Page
- ----                                                                       ----
 7.    Financial Statements and Exhibits                                     2

                                     1



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Item 7. Financial Statements and Exhibits.

Exhibit
  No.           Description
- -------         -----------
4.1             Officers' Certificate, without exhibits, pursuant to Section
                301 of the Indenture, dated as of May 1, 1992, between
                Albertson's, Inc. (the "Company") and First Trust of New York,
                N.A., as successor in interest to the corporate trust business of Morgan Guaranty Trust Company of New York, establishing the terms of the Company's Medium-Term Notes, Series B.

4.2             Form of Fixed Rate Book-Entry Medium-Term Note, Series B.

4.3             Form of Floating Rate Book-Entry Medium-Term Note, Series B.



                                   SIGNATURE

        Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Albertson's, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                ALBERTSON'S, INC.


Date: June 5, 1996                          By /s/ THOMAS R. SALDIN
                                               -------------------------------
                                               Thomas R. Saldin
                                               Executive Vice President,
                                               Administration and
                                               General Counsel


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                               INDEX TO EXHIBITS
                         FILED WITH THE CURRENT REPORT
                         ON FORM 8-K DATED JUNE 5, 1996


Exhibit
  No.           Description
- -------         -----------
4.1             Officers' Certificate, without exhibits, pursuant to Section
                301 of the Indenture, dated as of May 1, 1992, between
                Albertson's, Inc. (the "Company") and First Trust of New York,
                N.A., as successor in interest to the corporate trust business of Morgan Guaranty Trust Company of New York, establishing the terms of the Company's Medium-Term Notes, Series B.

4.2             Form of Fixed Rate Book-Entry Medium-Term Note, Series B.

4.3             Form of Floating Rate Book-Entry Medium-Term Note, Series B.



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